UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2025

LADRX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-15327	58-1642740
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11726 San Vicente Boulevard, Suite 650

Los Angeles, California 90049

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (310) 826-5648

Former name or former address, if changed since last report: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share Series B Junior Participating Preferred Stock Purchase Rights	LADX	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03 Bankruptcy or Receivership

On July 28, 2025, LADRX Corporation (the “Company”) entered into a General Assignment for the Benefit of Creditors (the “Assignment”), pursuant to California law, in which it assigned all of its right, title, and interest in its assets to LADRX, Assignment for the Benefit of Creditors, LLC, as Assignee, for the benefit of the Company’s creditors (the “ABC”).

The execution of the Assignment constitutes a liquidation event. The Assignee will take possession of the Company’s assets and administer them in accordance with applicable state law in order to satisfy creditor claims to the extent possible.

As a result of the Assignment, the Company has ceased substantially all of its business operations and no longer has the ability to continue as a going concern.

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement

The execution of the Assignment described under Item 1.03 above constituted an event of default or otherwise triggered obligations under certain of the Company’s debt instruments and contractual obligations. As a result, all outstanding obligations under such agreements may be immediately due and payable.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the ABC, the following members of the Company’s Board of Directors have resigned effective as of July 28, 2025:

● Jennifer Simpson, Chair of the Board

● Cary Claiborne, Director

● Stephen Snowdy, Chief Executive Officer

● John Caloz, Chief Financial Officer

These resignations were not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

For any further information, please contact:

https://LadRX-abc.smartexchange.com

BMC Group

Re: LadRX ABC

PO Box 90100

Los Angeles, CA 90009

(888) 909-0100

info@bmcgroup.com

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that involve risks and uncertainties. Forward-looking statements include, but are not limited to, statements regarding the effect of the ABC process and the potential for distributions to creditors. Actual results may differ materially from those expressed or implied due to various factors, including the Assignee’s ability to administer the assets and claims effectively. The Company disclaims any obligation to update any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LADRX CORPORATION

Date: July 31, 2025	/s/ John Y. Caloz
John Y. Caloz
Chief Financial Officer